UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2007

SANGUI BIOTECH INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

000-21271                                                                               84-1330732
 (Commission File Number)                                               (IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
(Address of Principal Executive Offices) (Zip Code)

011-49-2302-915-204
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

    (a)  On September 18, 2007, the Board of Directors of Sangui Biotech International, Inc. (“Company”) dismissed HJ & Associates, LLC (“HJ & Associates”) as the Company's independent auditors.

    HJ & Associates audited report of the financial statements for the years ended June 30, 2005 and 2004, included language expressing substantial doubt as to the Company's ability to continue as a going concern.  The audit report contained no other adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.  As such, in connection with these audits of the fiscal years ended June 30, 2005 and 2004 and the subsequent interim period prior to such dismissal, there were (1) no disagreements with HJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, would have caused them to make reference thereto in their reports on the financial statements for such periods to the subject matter of the disagreement, and (2) there were no reportable events as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.  The change in independent accountants did not result from any dissatisfaction with the quality of professional services rendered by HJ & Associates.

    The Company has provided HJ & Associates with a copy of the foregoing disclosure, and has requested that HJ & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Company has filed, as Exhibit 16.1 to this Form 8-K, a copy of the letter from HJ & Associates as required by Item 304(a)(3) of Regulation S-B.

    (b) On September 18, 2007, the Company engaged of the accounting firm of Moore & Associates, Chartered ("Moore & Associates") as its independent auditors, effective immediately.  Moore & Associates have been asked to audit the Company's financial statements for the years ending June 30, 2006 and 2007.  During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Moore & Associates, the Company did not consult with Moore & Associates with regard to: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Moore & Associates have not provided written or oral advice to the Compnay that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).

    The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Company's Board of Directors.

Item 8.01 Press Release

    On September 21, 2007, the Company issued a Press Release announcing the change in Auditors.  A copy of the release is included as exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter re Change in Certifying Accountant

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sangui Biotech International, Inc.

Date: October 5, 2007                                                          /s/ Wolfgang Barnikol
                                _______________________________________
By: Wolfgang Barnikol
Its:  President, CEO and CFO